Exhibit 10.5.1

A320F

AMENDMENT NO 1

BETWEEN

AIRBUS INDUSTRIE

AND

ATLANTIC AIRCRAFT HOLDING

LIMITED

AMENDMENT No. 1

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AIRBUS INDUSTRIE

AI/CC-C No 337.0090:98

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AMENDMENT NO 1

This Amendment No 1 to the A320 Family Purchase Agreement signed on the 19th day of March 1998 is made on the 09th day of September 1998

BETWEEN

AIRBUS INDUSTRIE, having its principal office at:

1 Rond-Point Maurice Bellonte

31707 BLAGNAC-CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at:

Bolam House

King and George Streets

NASSAU

BAHAMAS

(hereinafter referred to as the “Buyer”) of the other part.

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WHEREAS

A -	The Seller is a “Groupement d’lnteret Economique” created and existing under French Law and established under Ordonnance No 67-821 dated September 23, 1967 of the Republic of FRANCE.

B -	The Members of the Seller are:

(1)	AEROSPATIALE , SOCIETE NATIONALE INDUSTRIELLE,
whose principal office is at:
37, Boulevard Montmorency
75016 PARIS
FRANCE,

(2)	DAIMLER-BENZ AEROSPACE AIRBUS GmbH,
whose principal office is at:
Kreetslag 10
Postfach 95 01 09
21111-HAMBURG
FEDERAL REPUBLIC OF GERMANY,

(3)	CONSTRUCCIONES AERONAUTICAS S.A.,
whose principal office is at:
Avenida de Aragon, 404
28022 MADRID
SPAIN

and

(4)	BRITISH AEROSPACE (OPERATIONS) LTD,
whose principal office is at:
Warwick House
P.O. Box 87
Farnborough Aerospace Centre
Farnborough
Hants GU14 6YU
GREAT BRITAIN.

C -	Each of the Members of the Seller is (after service on the Seller by “huissier”, of notice to perform) jointly and severally liable with the other Members (but not with the Seller) for all due and unperformed liabilities and obligations of the Seller (subject to any defences which may be available to the Seller or to that Member personally or to all the Members together).

D -	The Buyer and the Seller have signed a Purchase Agreement dated March 19th, 1998 covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No 1 to No 32.

E -	Now the Buyer and the Seller agree to modify the Aircraft delivery dates as hereafter descriebed

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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1.	SCOPE

The scope of this Amendment No 1 is to amend certain provisions of the Agreement in order to reflect the decision of the Buyer and the Seller to modify the Aircraft delivery dates.

Sub-Clause 9.1 of the Agreement is therefore cancelled and replaced by Sub-Article 9.1 hereof:

QUOTE

9.1	Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for delivery at the Aircraft final assembly line in the following months:

	Delivery Date	Aircraft Type
- Aircraft No 1	August 1999	A319-100
- Aircraft No 2	November 1999	A319-100
- Aircraft No 3	December 1999	A319-100
- Aircraft No 4	January 2000	A319-100
- Aircraft No 5	November 2000	A320-200
- Aircraft No 6	November 2000	A320-200
- Aircraft No 7	December 2000	A320-200
- Aircraft No 8	December 2000	A320-200
- Aircraft No 9	January 2001	A320-200
- Aircraft No 10	February 2001	A320-200
- Aircraft No 11	July 2001	A320-200
- Aircraft No 12	November 2001	A319-100
- Aircraft No 13	December 2001	A319-100
- Aircraft No 14	December 2001	A320-200
- Aircraft No 15	March 2002	A319-100
- Aircraft No 16	June 2002	A319-100
- Aircraft No 17	July 2002	A320-200
- Aircraft No 18	August 2002	A319-100
- Aircraft No 19	September 2002	A319-100
- Aircraft No 20	November 2002	A319-100
- Aircraft No 21	December 2002	A319-100
- Aircraft No 22	February 2003	A319-100
- Aircraft No 23	February 2003	A320-200
- Aircraft No 24	March 2003	A320-200
- Aircraft No 25	June 2003	A319-100
- Aircraft No 26	July 2003	A319-100
- Aircraft No 27	November 2003	A319-100
- Aircraft No 28	March 2004	A319-100
- Aircraft No 29	May 2004	A319-100
- Aircraft No 30	June 2004	A319-100
- Aircraft No 31	November 2004	A319-100
- Aircraft No 32	December 2004	A319-100

UNQUOTE

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2.	MISCELLANEOUS

It is understood that all terms and conditions of the A320-200 Purchase Agreement including its Exhibits and Letter Agreements (and in particular the Letter Agreement No 1 [*] shall apply to this Amendment No 1 if not otherwise agreed upon in the Amendment No 1.

In case of any inconsistency with the A320 Family Purchase Agreement, this Amendment No 1 shall prevail, whereas the part not concerned by such inconsistency shall remain in full force.

This Amendment No 1 and its Letter Agreements and appendix together with the Agreement its Exhibits and Letter Agreements contain the entire agreement between the parties and supersede any previous understandings, commitments and/or representations whatsoever oral and written.

This Amendment No 1 executed in two original English copies shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorized representatives.

IN WITNESS WHEREOF, this Amendment No 1 was entered into the day and year first above written.

For on behalf of,		For and on behalf of,

ATLANTIC AIRCRAFT HOLDING LIMITED		AIRBUS INDUSTRIE

By:	/s/ [ILLEGIBLE]	By	/s/ Francis Robillard
Its:	Attorney-in-fact	Its	SALES CONTRACT [ILLEGIBLE]
Date:	September 9, 1998

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LETTER AGREEMENT NO 1 TO THE AMENDMENT NO 1

ATLANTIC AIRCRAFT HOLDING LIMITED

Bolam House

King and George Streets

NASSAU

BAHAMAS

SUBJECT: [*] AIRCRAFT DELIVERY DATES

Gentlemen,

ATLANTIC AIRCRAFT HOLDING LIMITED (the “Buyer”) and AIRBUS INDUSTRIE (the “Seller”) have entered into Amendment No 1 to the A320 Family Purchase Agreement which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement , upon execution thereof, shall constitute an integral, non severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specially amended pursuant to this Letter Agreement.

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LETTER AGREEMENT NO 1 TO THE AMENDMENT NO 1

The scope of this Letter Agreement No 1 of the Amendment No 1 is to amend certain provisions of the Letter Agreement No 3 of the A320 Family Purchase Agreement to reflect the decision of the Buyer and the Seller to modify the Aircraft delivery dates according hereafter.

The Clause 4 of the Letter Agreement No 3 of the A320 Family Purchase Agreement is therefore cancelled and replaced by the following Article 1 here of:

QUOTE

4.	DELIVERY OF AIRCRAFT

In the event the related [*] Aircraft is [*} in accordance with the conditions set forth in Paragraph 1.2 hereabove, the [*] Aircraft will be ready for delivery at the following dates

Option Aircraft No	Delivery Date
- Aircraft No 1	November 2000	A320-200
- Aircraft No 2	January 2001	A320-200
- Aircraft No 3	February 2001	A320-200
- Aircraft No 4	June 2001	A320-200
- Aircraft No 5	June 2001	A320-200
- Aircraft No 6	July 2001	A320-200
- Aircraft No 7	November 2001	A320-200
- Aircraft No 8	December 2001	A320-200
- Aircraft No 9	February 2002	A320-200
- Aircraft No 10	March 2002	A320-200
- Aircraft No 11	May 2002	A320-200
- Aircraft No 12	June 2002	A320-200
- Aircraft No 13	August 2002	A320-200
- Aircraft No 14	March 2003	A319-100
- Aircraft No 15	June 2003	A319-100
- Aircraft No 16	July 2003	A319-100
- Aircraft No 17	December 2003	A319-100
- Aircraft No 18	December 2003	A320-200
- Aircraft No 19	August 2003	A319-100
- Aircraft No 20	February 2004	A319-100
- Aircraft No 21	March 2004	A319-100
- Aircraft No 22	June 2004	A319-100
- Aircraft No 23	July 2004	A319-100
- Aircraft No 24	August 2004	A319-100
- Aircraft No 25	November 2004	A319-100
- Aircraft No 26	March 2005	A319-100
- Aircraft No 27	May 2005	A319-100
- Aircraft No 28	June 2005	A319-100
- Aircraft No 29	June 2005	A319-100
- Aircraft No 30	August 2005	A319-100
- Aircraft No 31	November 2005	A319-100
- Aircraft No 32	December 2005	A319-100

UNQUOTE

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LETTER AGREEMENT NO 1 TO THE AMENDMENT NO 1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED		AIRBUS INDUSTRIE

By:	/s/ [ILLEGIBLE]	By:	/s/ Francis Robillard

Its:	Attorney-in-fact	Its:	[ILLEGIBLE]

Date:	9th September 1998

SEP-01-1999 11:49 FROM	TO	033561934981 P. 01
2980827

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*[One page has been omitted in accordance with a request for confidential treatment.]

TOTAL P. 01